POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Premier Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the President and a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13 day of December, 2001.


                                                     /s/ Rosss C. Provence
                                                      ----------------------
                                                     Ross C. Provence
                                                     President and Trustee


STATE OF CALIFORNIA                         )
                                            )        ss:
COUNTY OF SAN DIEGO                         )

     Before me, a Notary Public, in and for said county and state, personally appeared Ross C. Provence, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of December, 2001.


                                                 /s/ Allen C. Brown
                                                 ------------------
                                                 Notary Public


                                                 My commission expires: 9-17-04
                                                                       --------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Premier Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the Treasurer and a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROSS C. PROVENCE his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13 day of December, 2001.


                                                     /s/ Jeffrey R. Provence
                                                     -----------------------
                                                     Jeffrey R. Provence
                                                     Treasurer and Trustee


STATE OF CALIFORNIA                         )
                                            )        ss:
COUNTY OF SAN DIEGO                         )

         Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey R. Provence, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of December, 2001.


                                                 /s/ Allen C. Brown
                                                 ------------------
                                                 Notary Public


                                                 My commission expires: 9-17-04
                                                                        -------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Premier Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and ROSS C. PROVENCE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13 day of December, 2001.


                                                     /s/ Allen C. Brown
                                                     ------------------
                                                     Allen C. Brown
                                                     Trustee


STATE OF CALIFORNIA                         )
                                            )        ss:
COUNTY OF SAN DIEGO                         )

     Before me, a Notary Public, in and for said county and state, personally appeared Allen C. Brown, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of December, 2001.


                                                /s/ Lorraine C. Wammack
                                                -----------------------
                                                Notary Public


                                                My commission expires: 8-18-04
                                                                       -------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Premier Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and ROSS C. PROVENCE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13 day of December, 2001.


                                                     /s/ George Cossolias
                                                     --------------------
                                                     George Cossolias
                                                     Trustee


STATE OF CALIFORNIA                         )
                                            )        ss:
COUNTY OF SAN DIEGO                         )

     Before me, a Notary Public, in and for said county and state, personally appeared George Cossolias, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 13th day of December, 2001.


                                                /s/ Allen C. Brown
                                                ------------------
                                                Notary Public


                                                My commission expires: 9-17-04
                                                                       -------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Premier Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and ROSS C. PROVENCE, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 13 day of December, 2001.

ATTEST:                                          PREMIER FUNDS



By: /s/ Jeffrey R. Provence                      By: /s/ Ross C. Provence
    ------------------------                     --------------------
Jeffrey R. Provence, Secretary                   Rosss C. Provence, President


STATE OF CALIFORNIA                 )
                                    )        ss:
COUNTY OF SAN DIEGO                 )

     Before me, a Notary Public, in and for said county and state, personally appeared Ross C. Provence, President and Jeffrey R. Provence, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 13th day of December, 2001.


                                                 /s/ Allen C. Brown
                                                 ------------------
                                                 Notary Public


                                                 My commission expires: 9-17-04
                                                                        -------

                                   CERTIFICATE



     The undersigned, Secretary of Premier Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 13, 2001, and is in full force and effect:

                    "WHEREAS, Premier Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                    NOW, THEREFORE, the undersigned hereby constitutes and appoints JEFFREY R. PROVENCE and ROSS C. PROVENCE, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  December 13, 2001                   /s/ Jeffrey R. Provence
                                             -----------------------
                                            Jeffrey R. Provence, Secretary
                                            Premier Funds